UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2020

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55450	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

On December 23, 2020, Medicine Man Technologies, Inc. (the “Company”) filed a Current Report on Form 8-K to report, among other things, the completion of its acquisition of the assets of Starbuds Commerce City, LLC and Lucky Ticket, LLC (the “Original Form 8-K”). On March 4, 2021, the Company filed an Amendment to Current Report on Form 8-K/A to the Original Form 8-K to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K (the “Original Form 8-K Amendment,” and together with the Original Form 8-K, the “Original Filings”).

The Company is filing this Amendment No. 2 to Current Report on Form 8-K/A (this “Amendment”) to file the consent from the auditor, Crowe LLP, which was inadvertently omitted from the Original Form 8-K Amendment. The Company is restating Item 9.01 in its entirety and adding to the exhibit index references to all relevant exhibits. This Amendment does not modify, amend, or update in any way any of the financial or other information contained in the Original Filings, nor does it reflect events that may have occurred subsequent to the filing dates of the Original Filings.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

1. The unaudited financial statements of Starbuds Commerce City, LLC and Lucky Ticket, LLC and the notes thereto, for the nine months ended September 30, 2020 and 2019, are included as Exhibit 99.1 hereto and are incorporated herein by reference.

2. The audited financial statements of Starbuds Commerce City, LLC and Lucky Ticket, LLC and the notes thereto, for the year ended December 31, 2019, are included as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Starbuds Commerce City, LLC and Lucky Ticket, LLC purchase agreements, is included in Exhibit 99.2 hereto and is incorporated herein by reference:

1. Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2020;

2. Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2020; and

3. Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2019.

(d) Exhibits

Exhibit No.	Description

2.1

Asset Purchase Agreement, dated June 5, 2020, by and among Medicine Man Technologies, Inc., SBUD LLC, Starbuds Commerce City LLC, and the Members named therein (Incorporated by reference to Exhibit 2.13 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K filed on June 8, 2020 (Commission File No. 000-55450))

2.2

Asset Purchase Agreement, dated June 5, 2020, by and among Medicine Man Technologies, Inc., SBUD LLC, Lucky Ticket LLC, and the Members named therein (Incorporated by reference to Exhibit 2.3 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K filed on June 8, 2020 (Commission File No. 000-55450))

2.3

Asset Purchase Agreement, dated June 5, 2020, by and among Medicine Man Technologies, Inc., SBUD LLC, Starbuds Pueblo LLC, and the Members named therein (Incorporated by reference to Exhibit 2.8 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K filed on June 8, 2020 (Commission File No. 000-55450))

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2.4

Asset Purchase Agreement, dated June 5, 2020, by and among Medicine Man Technologies, Inc., SBUD LLC, Starbuds Alameda LLC, and the Members named therein (Incorporated by reference to Exhibit 2.11 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K filed on June 8, 2020 (Commission File No. 000-55450))

2.5

Asset Purchase Agreement, dated June 5, 2020, by and among Medicine Man Technologies, Inc., SBUD LLC, Starbuds Niwot LLC, and the Members named therein (Incorporated by reference to Exhibit 2.10 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K filed on June 8, 2020 (Commission File No. 000-55450))

2.6

Asset Purchase Agreement, dated June 5, 2020, by and among Medicine Man Technologies, Inc., SBUD LLC, LM MJC LLC, and the Members named therein (Incorporated by reference to Exhibit 2.12 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K filed on June 8, 2020 (Commission File No. 000-55450))

2.7

Omnibus Amendment No. 1 to Asset Purchase Agreements, dated September 20, 2020, by and among Medicine Man Technologies, Inc., SBUD LLC, and each signatory thereto designated as a Seller (Incorporated by reference to Exhibit 2.1 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K filed on September 21, 2020 (Commission File No. 000-55450))

2.8 *

Omnibus Amendment No. 2 to Asset Purchase Agreements, dated December 17, 2020, by and among Medicine Man Technologies, Inc., SBUD LLC, and each signatory thereto designated as a Seller (Incorporated by reference to Exhibit 2.1 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K filed on December 23, 2020 (Commission File No. 000-55450))

23.1	Consent of Crowe LLP

99.1	Commerce City, LLC and Lucky Ticket, LLC Unaudited Financial Statements for the nine months ended September 30, 2020 and 2019 and the Audited Financial Statements for the year ended December 31, 2019 (Incorporated by reference to Exhibit 99.1 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K/A filed on March 4, 2021 (Commission File No. 000-55450))

99.2	Unaudited Pro Forma Condensed Combined Financial Information (Incorporated by reference to Exhibit 99.2 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K/A filed on March 4, 2021 (Commission File No. 000-55450))

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Exchange Act of 1934, as amended. The Company hereby undertakes to supplementally furnish copies of any omitted schedules to the Securities and Exchange Commission upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

By:	/s/ Daniel R. Pabon
Daniel R. Pabon
General Counsel

Date: March 7, 2022

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